SCHEDULE 14A INFORMATION

              Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934

      Filed by the Registrant                         [X]

      Filed by a Party other than the Registrant      [_]

      Check the appropriate box:
      [ ]   Preliminary Proxy Statement
      [ ]   Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      [ ]   Definitive Proxy Statement
      [X]   Definitive Additional Materials
      [ ]   Soliciting Material Pursuant to Rule 14a-11(c) Rule 14a-12

                         Sears, Roebuck and Co.

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                (Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required

      [ ]   Fee computed on table below per Exchange Act Rules 14a-
            6(i)(1) and 0-11

      (1) Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction
applies:

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      (3)   Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

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      [ ]   Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:
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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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Sears, Roebuck & Co.
1999 Telephone Voting Script

1. Welcome to the electronic voting system. Please have your proxy card available before voting.

2. Enter the Voter Control Number as it appears on the proxy card, followed by the pound sign.

3. Enter the last four digits of the U.S. taxpayer identification number for this account followed by the pound sign.

4.   The company you are voting is Sears, Roebuck & Company.

5. Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes named proxies to vote according to the instructions at the meeting of the stockholders.

6. To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. If you wish to vote on one proposal at a time, press 2.
     [If 1, go to 14.
     If 2, go to 7.]

7. Item #1. Directors. To vote for all nominees press 1. To withhold from all nominees press 2. To withhold from individual nominees press 3.
     [If 1, go to 8.
     If 2, go to 8.
     If 3, go to Director Exception.]

     Director Exception
     Using your proxy card, enter the 2-digit number of a nominee from whom you wish to withhold your vote. When completed press 00.

     [If 00, go to 8.
     If valid nominee number, go the Next Nominee.]

     Next Nominee
     To withhold your vote from another nominee enter the 2-digit number next to the nominee, or if you have completed voting directors press 00.

     [If 00, go to 8.
     If valid nominee number, go to Next Nominee.]

     Invalid Nominee Number
     You have entered an invalid nominee number.
     [Go to Next Nominee.]

8.   Item #2. Auditors. To vote for, press 1; against, press 2;
     abstain, press 3.
     [If 1, go to 9.
     If 2, go to 9.
     If 3, go to 9.]

9. Item #3. To vote for, press 1; against, press 2; abstain, press 3. [If 1, go to 10.
    If 2, go to 10.
    If 3, go to 10.]

10. Item #4. To vote for, press 1; against, press 2, abstain, press 3. [If 1, go to 11.
    If 2, go to 11
    If 3, go to 11.]

11. Item #5. To vote for, press 1; against, press 2; abstain, press 3. [If 1, go to 12.
    If 2, go to 12.
    If 3, go to 12.]

12. If you would like to attend the annual meeting, press 1. If not, press 2.
    [If 1, go to 13.
    If 2, go to 13.]

13. If you would like to have the Annual Reports mailed to you, press
    1. If not, press 2.
    [If 1, go to 14.
    If 2, go to 14.]

14. I will now summarize your vote. Please confirm your vote at the end of this message.

[Default Playback]
You have noted with the recommendations of the Board of Directors.

[Director Proposal Playback]
For all nominees
Or
For all nominees except: #
Or
Withhold for all nominees

[For/Against/Abstain Proposal Playback]
Item # {For/Against/Abstain}

15. To confirm your vote, press 1. To cancel your vote, press 2.
      If l, go to 17.
      If 2, go to 16.

16. Your vote has been cancelled. Please call and try again or mark, sign, and return your proxy card in the envelope provided.

17. Your vote has been successfully recorded. It is not necessary for you to mail your card. If you wish to vote another proxy card or change your vote please hang up and call back. Thank you.





Sears, Roebuck and Co.
1999 Internet Voting Site



[Internet Voting Screen #1]

SEARS		                                  /About our Company/
[Vote by Net Graphic Omitted]

Sears Proxy Voting Online

Welcome to Sears Online Voting. Have your proxy card handy. You will need the control number printed below your proxy card before you begin.

To vote your Sears Common shares.
/click here/

Visit Sears/Investor Relations/for a variety of helpful information for shareholders.
/annual reports/
/key contacts for shareholders and investors/
/stock price information/
/stock dividend information/
/prospectus for shareholders and investors/

/home page/ /about our company/ /for investors/ /for your career/ /for the public/


[Internet Voting Screen #2]

SEARS                                               /About our Company/

[Vote by Net Graphic Omitted]

If you have more than one proxy card, please vote only one card at a time.

1. Enter the Voter Control Number that appears on your proxy card.
2. Enter the last 4 digits of your U.S. Taxpayer Identification (Social Security) Number for this account.
   /      /
Important: For your vote to be cast, the Voter Control Number and the last four digits of the U.S. Taxpayer Identification (Social
Security) Number for this account must match the numbers on our records.
3. Enter your e-mail address to receive an e-mail confirmation of your vote.
   /              /
   Enter your e-mail address again for validation.
   /              /

/Proceed/

/home page/ /about our company/ /for investors/ /for your career/ /for the public/


[Internet Voting Screen #3]

SEARS                                               /About our Company/

[Vote by Net Graphic Omitted]

Welcome!
[Shareholder's name and address]

/home page/ /about our company/ /for investors/ /for your career/ /for the public/


[Internet Voting Screen #4]

SEARS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SEARS, ROEBUCK AND CO.

The undersigned, revoking any proxy previously given, hereby appoint(s) Arthur C. Martinez, Hall Adams, Jr., Warren L. Batts, Richard C. Notebaert, Hugh B. Price, Clarence B. Rogers, Jr., and Patrick G. Ryan, and each of them, as proxies with full powers of substitution, to vote, as directed on this card, all shares the undersigned is entitled to vote at the 1999 Annual Meeting of Shareholders of Sears, Roebuck and Co. and authorizes each proxy to vote at his discretion on any other matter that may properly come before the meeting or at any adjournment of the meeting.

This card also provides voting instructions for any Sears common shares held on the undersigned's behalf in the Sears 40 1(k) Profit Sharing Plan.

The nominees for election to the board of directors are:
01. Brenda C. Barnes
02. Michael A. Miles
03. Dorothy A. Terrell

To maximize the possible number of nominees elected to Sears, Roebuck and Co.'s Board of Directors, this proxy authorizes the proxies named above to cumulate all votes that the undersigned is entitled to cast at the annual meeting for and to allocate such votes among, one or more of the nominees listed above as the proxies shall determine, in their sole and absolute discretion. To specify a different method of cumulative voting, you must vote by mail.

The Board of Directors Recommends a Vote "FOR" all Nominees for
Director. "FOR" proposal 2. "AGAINST" proposals 3, 4, and 5.

Check this box to vote all proposals in accordance with the
recommendations of the Board of Directors.
/    /

The Board of Directors Recommends a Vote "FOR" all Nominees for
Director.

               For all Nominees Except     Withhold As To All
		   As Noted Below              Nominees

1. Election
of Directors     /    /                     /     /

Or, check the box for the Director(s)from whom you wish to withhold your vote:

/  /Brenda C. Barnes   /  /Dorothy A. Terrell   /  /Michael A. Miles

The Board of Directors Recommends              For    Against   Abstain
a Vote "FOR" Proposal 2.

2. Appointment of Deloitte & Touche LLP as
independent auditors for the year 1999.      / /      / /       / /

The Board of Directors Recommends
a Vote "AGAINST" Proposals 3, 4, and 5.

3. Shareholder proposal regarding the
classified Board.				                       / /        / /      / /

4. Shareholder proposal regarding
vendor standards.                          / /      / /        / /

5. Shareholder proposal regarding the
CERES Principles.                         / /      / /        / /

Check the box for the options which apply to you.

/ / Check here if you will attend the Annual Meeting.

/ / Check here if you do not want to receive Sears Annual Report because another member of your household receives it.

To submit your vote please click the button below.
(Your vote will not be counted until the Submit Your Vote button is clicked.)

/Submit Your Vote/


[Internet Voting Screen #5]

SEARS                                               /About our Company/

[Vote by Net Graphic Omitted]

Your proxy vote has been recorded as follows:

1. Election of Directors.
   [Confirmation of vote.]

2. Appointment of Deloitte & Touche LLP as independent auditors for the year 1999.
   [Confirmation of vote.]

3. Shareholder proposal regarding the classified Board.
   [Confirmation of vote.]

4. Shareholder proposal regarding vendor standards.
   [Confirmation of vote.]

5. Shareholder proposal regarding the CERES principles.
   [Confirmation of vote.]

Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit. If this is correct, please click the proceed button.

/Proceed/

/home page/ /about our company/ /for investors/ /for your career/ /for the public/


[Internet Voting Screen #6]

SEARS                                               /About our Company/

[Vote by Net Graphic Omitted]

Thank you for using EquiServe's Vote-By-Net Facility.
Your vote will be applied within 24 hours.

To sign up for electronic delivery of future Sears proxy materials and other shareholder mailings, please click the Proceed button below.

/Proceed/

To report a change of address, please click the Proceed button.

/Proceed/

To vote another proxy card, or to change your vote, please click the button below. You may now go to the /Sears, Roebuck and Co./homepage or the /EquiServe/ homepage.

/Vote Another Proxy/

/home page/ /about our company/ /for investors/ /for your career/ /for the public/



[Sears 401(k) Profit Sharing Plan Trustee's Letter]

[State Street Logo]

Investment Management
SSgA - Retirement Investment Services
200 Newport Avenue
North Quincy, MA 02171
Or - P. O. Box 1389
Boston, MA 02104-1389

March 26, 1999

To:  Participants in the Sears 401(k)Profit Sharing Plan

Re:  The 1999 Annual Meeting of Shareholders of Sears, Roebuck and Co.

The 1999 Annual Meeting of Shareholders of Sears, Roebuck and Co. will be held on May 13, 1999 in the Penthouse Theatre at the Apparel Mart in Atlanta, Georgia. Shareholders will vote on the following items:

1. the election of three directors to the company's board of directors;

2. the ratification of the appointment of Deloitte & Touche LLP as the company's independent auditors for 1999;

3. a shareholder proposal relating to the classified board;

4. a shareholder proposal relating to vendor standards; and

5. a shareholder proposal relating to the CERES Principles.

Enclosed are a letter from Sears Chairman, Arthur Martinez; the Notice of the Annual Meeting; the company's proxy statement, which describes the above items in detail; and the company's annual report. Please review the proxy statement and the annual report before voting your shares.

State Street Bank and Trust Company is the trustee of the Sears 401(k) Profit Sharing Plan. As a participant in the plan, you have the right to tell us how you want to vote the Sears shares allocated to your plan account. We will vote your plan shares as you direct, unless otherwise required by law. If you do not give a proper voting instruction, we will vote your plan shares in the same proportion as those shares for which we receive directions; we will vote plan shares that have not been allocated in the same way. This means that how you vote your own plan shares (or your decision not to vote) will affect how other shares held by the plan are voted.

The enclosed proxy card shows how many Sears shares you are entitled to vote as of March 15, 1999. This balance includes both the shares allocated to your plan account and the shares, if any, that you own outside the plan as a shareholder of record. By properly submitting your proxy card, you are providing two separate instructions - one for your plan shares and the other for shares, if any, you own as a shareholder of record.

Your voting instructions will be kept confidential. Please vote your shares by Internet, phone or mail, according to the instructions attached to the proxy card. Your instructions must be received before May 11, 1999 for your plan shares and before May 13, 1999 for non-plan shares.

Sincerely,


State Street Bank and Trust Company,
As Trustee of the Sears 401(k) Profit Sharing Plan